UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2019

L3 TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-37975	13-3937436
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Third Avenue, New York, NY	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 697-1111

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 4, 2019, L3 Technologies, Inc. (“L3”) held a special meeting of stockholders (the “L3 Special Meeting”) at which holders of L3’s common stock, par value $0.01 per share, approved each of the proposals relating to the transactions contemplated by the Agreement and Plan of Merger, dated as of October 12, 2018 (the “Merger Agreement”), by and among L3, Harris Corporation, a Delaware corporation (“Harris”), and Leopard Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Harris. The voting results were as follows:

1.  The proposal to adopt the Merger Agreement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,529,230	1,938,558	307,532	0

2.  The non-binding, advisory proposal to approve the compensation that will or may be paid or become payable to L3’s named executive officers in connection with the merger:

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,275,645	6,755,946	743,729	0

3.  The proposal to adjourn the L3 Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement or to ensure that any supplement or amendment to the joint proxy statement/prospectus relating to the L3 Special Meeting was timely provided to L3 stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,412,183	7,858,044	505,093	0

Item 8.01  Other Events.

On April 4, 2019, L3 and Harris issued a joint press release announcing that, at their respective special meetings of stockholders held on April 4, 2019, Harris and L3 stockholders voted to approve all stockholder proposals. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as a part of this Report.

Exhibit Number	Description
99.1
Press release, dated April 4, 2019, jointly issued by L3 and Harris announcing that, at their respective special meetings of stockholders held on April 4, 2019, Harris and L3 stockholders voted to approve all stockholder proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3 TECHNOLOGIES, INC.

	By:	/s/ Allen E. Danzig
		Name:	Allen E. Danzig
		Title:	Vice President, Assistant General Counsel and Assistant Secretary
Dated: April 4, 2019

EXHIBIT INDEX

Exhibit Number	Description
99.1
Press release, dated April 4, 2019, jointly issued by L3 and Harris, announcing that, at their respective special meetings of stockholders held on April 4, 2019, Harris and L3 stockholders voted to approve all stockholder proposals.